UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2022 (January 31, 2022)

SILVERGATE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-39123	33-0227337
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

4250 Executive Square, Suite 300, La Jolla, CA 92037

(Address of principal executive offices) (Zip Code)

(858) 362-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	SI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SI PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

EXPLANATORY NOTE

On February 4, 2022, Silvergate Capital Corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Filing”) to report that the Company acquired certain intellectual property and other technology assets and assumed certain associated contracts and other liabilities related to running a blockchain-based payment network (the “Asset Acquisition”) pursuant to an Asset Purchase Agreement, by and among the Company, as the Buyer, and the Libra Association, a Swiss association (“Libra”), Diem Networks US HoldCo, Inc., a Delaware corporation that is a subsidiary of Libra (“Diem US HoldCo”), Diem Networks US, Inc., a Delaware corporation that is a subsidiary of Diem US Holdco (“Diem US”), Diem Networks II LLC, a limited liability company organized under the laws of Switzerland and that is a subsidiary of Libra (“Diem II”), Diem LLC, a limited liability company organized under the laws of Switzerland and that is a subsidiary of Diem II (“Diem III”), and Diem Networks LLC, a limited liability company organized under the laws of Switzerland and that is a subsidiary of Diem III.

The Company is filing this Amendment No. 1 on Form 8-K/A to the Original Filing (“Amendment No. 1”), solely to amend Items 9.01(a) and (b) to eliminate references to the subsequent filing of historical financial statements and pro forma financial information relating to the Asset Acquisition.

At the time of the Original Filing, the Company indicated that it would file any financial statements, as required, by Items 9.01(a) and 9.01(b) of Form 8-K no later than 71 calendar days after the date on which the Original Filing was required to be filed.

Upon further review of the requirements of Rule 3-05 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and Items 9.01(a) and (b) of Form 8-K, the Company has now determined that financial statements required by Item 9.01(a) and pro forma financial information required by Item 9.01(b) with respect to the Asset Acquisition are not required because such acquisition was not a “significant” transaction as defined in Regulation S-X.

Except as described above, this Amendment No. 1 does not amend or restate the Original Filing, nor does it modify or update the disclosures in the Original Filing affected by subsequent events or discoveries.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of businesses or funds acquired.

The Company has determined that the financial statement statements are not required to be filed as the Asset Acquisition was not “significant” as defined in Regulation S-X.

(b)	Pro forma financial information.

The Company has determined that the pro forma financial information is not required to be filed as the Asset Acquisition was not “significant” as defined in Regulation S-X.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERGATE CAPITAL CORPORATION

Date: April 13, 2022	By:	/s/ Alan J. Lane
Alan J. Lane
President and Chief Executive Officer

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